UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2006

                           EDGEWATER TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                     0-20971                     71-0788538
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)              File No.)               Identification No.)

                             20 Harvard Mill Square
                         Wakefield, Massachusetts 01880

       Registrant's telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

     On February 15, 2006, Edgewater Technology, Inc. ("Edgewater" or the "Company") issued a press release regarding the matters set forth below. Information set forth in Item 7.01 is being furnished, as opposed to filed, in accordance with Instruction B.2 to Form 8-K.


ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Edgewater entered into a definitive Stock Purchase Agreement, dated as of February 15, 2006 (the "Purchase Agreement"), by and among Edgewater and certain stockholders of National Decision Systems, Inc. ("NDS"), providing for the acquisition of all of the outstanding capital stock of NDS.

     Copies of the Purchase Agreement and related Earnout Agreement are attached to this report as Exhibits 99.1 and 99.2, respectively, and are incorporated in this Item 1.01 by reference in their entirety.


ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     Acquisition of National Decision Systems, Inc.: On February 15, 2006, Edgewater Technology, Inc., a Delaware corporation, acquired all of the outstanding capital stock of NDS, pursuant to the terms of a Purchase Agreement (the "Closing").

     The Company paid to the shareholders of NDS total consideration of approximately $10.2 million, consisting of an initial upfront payment at closing of approximately $8.5 million in cash and assumed liabilities, and 264,610 shares of Edgewater's common stock, $0.01 par value per share ("Common Stock"), which is subject to a three year lock-up agreement. In addition, the Earnout Agreement was entered into in connection with the Purchase Agreement, and it specifies additional earnout consideration that could be payable to the former NDS stockholders immediately prior to the Closing. Earnout payments are conditioned upon the attainment of certain performance measurements for the NDS business over the next 12 to 24 months. Assuming all performance measurements are met within predetermined performance ranges, additional earnout consideration of approximately $7.2 million would be payable, comprised of approximately $5.8 million payable in cash and the remaining amount payable in Common Stock valued at the time of such issuance. To the extent NDS business performance favorably exceeds such performance range for such measurement periods, additional earnout consideration would be payable in relation to additive EBITDA contribution by the NDS business above such performance ranges.

     Strategic Objectives for NDS Acquisition: Edgewater believes that acquiring NDS will further provide Edgewater with the ability to deliver premium information technology services to a wide range of industries and will achieve the following additional strategic goals:

     o Expand Edgewater's Program Management Office ("PMO"), Business Process Improvement, and Program Management offerings;

     o Bring new offerings such as Merger and Acquisition Consulting and Research Advisory Services enabling organizations to optimize assets for additional revenue opportunities;
     o Strengthen Edgewater's vertical expertise in areas such as Hospitality, Consumer Packaged Goods and Financial Services; and
     o    Provide a strong gateway into the New York/New Jersey market.

     Source of Funds: The acquisition will be accounted for as a stock purchase. The $8.5 million in upfront cash and assumed liabilities was funded from Edgewater's working capital. It is expected that any of the remaining earnout consideration, if payable, also will be funded from Edgewater's working capital.

     Description of Business of Acquired Entity: Founded in 1980, NDS is a leading strategic business process consulting firm.

     Their major offerings include:
     -    Merger and Acquisition Consulting
     -    Business Process Improvement
     -    Research and Advisory Services
     -    Project Management
     -    Program Management Office

     In addition, they deliver their offerings by leveraging vertical expertise within such practice areas as Hospitality, Consumer Packaged Goods, and Financial Services.


ITEM 3.01       UNREGISTERED SALE OF EQUITY SECURITIES

     As described in Item 2.01 above, the Company issued 264,610 shares of its Common Stock in connection with the acquisition of NDS. The Common Stock issued to the sellers of NDS common stock was issued in reliance upon the exemption from the registration requirements under the Securities Act of 1933, as amended, pursuant to section 4(2) thereof and Regulation D thereunder. The Company relied upon the representations and warranties of the sellers, including their agreement with respect to restrictions on resale, in support of the satisfaction of the conditions contained in Section 4(2) and Regulation D.

ITEM 7.01       REGULATION FD DISCLOSURE

     The press release announcing the NDS Closing and the transactions contemplated by the NDS Closing is attached to this report as Exhibit 99.3 and is incorporated in this Item 7.01 by reference in its entirety.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

     No Financial Statements relating to the acquisition of NDS are required pursuant to Rule 3-05 of Regulation S-X.

(b)  Pro forma financial information.

     No pro forma financial information relating to the acquisition of NDS are required pursuant to Article 11 of Regulation S-X.

(c)  Exhibits.

Exhibit Number          Description of Exhibit
--------------          ----------------------

99.1                    Stock Purchase Agreement dated as of February 15, 2006.

99.2                    Earnout Agreement dated as of February 15, 2006.

99.3                    Edgewater Technology, Inc. Press Release dated February
                        15, 2006.


                                      * * *


This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements made with respect to our fiscal 2006 outlook. The forward looking statements included in the Press Release relate to future events or our future financial conditions or performance. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "believe," "anticipate," "future," "forward," "potential," "estimate," "encourage," "opportunity," "goal," "objective," "quality," "growth," "leader," "could", "expect," "intend," "plan," "planned" "expand," "focus," "build," "through," "strategy," "expiration," "provide," "offer," "maximize," "allow," "allowed," "represent," "commitment," "create," "implement," "result," "seeking," "increase," "add," "establish," "pursue," "feel," "work," "perform," "make," "continue," "can,"

"will," "ongoing," "include" or the negative of such terms or comparable terminology. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on our current plans or assessments which are believed to be reasonable as of the date of this Press Release. Factors that may cause actual results, goals, targets or objectives to differ materially from those contemplated, projected, forecasted, estimated, anticipated, planned or budgeted in such forward-looking statements include, among others, the following possibilities: (1) inability to execute upon growth objectives, including growth in entities acquired by our Company; (2) failure to obtain new customers or retain significant existing customers; (3) the loss of one or more key executives and/or employees; (4) changes in industry trends, such as a decline in the demand for Business Intelligence ("BI") and Corporate Performance Management ("CPM") solutions, custom development and system integration services and/or delays in industry-wide information technology ("IT") spending, whether on a temporary or permanent basis and/or delays by customers in initiating new projects or existing project milestones; (5) adverse developments and volatility involving geopolitical or technology market conditions; (6) unanticipated events or the occurrence of fluctuations or variability in the matters identified under "Critical Accounting Policies"; (7) failure of our sales pipeline to be converted to billable work and recorded as revenue; (8) failure of the middle market and the needs of middle-market enterprises for business services to develop as anticipated; (9) inability to recruit and retain professionals with the high level of information technology skills and experience needed to provide our services; (10) failure to expand outsourcing services to generate additional revenue; (11) any changes in ownership of the Company or otherwise that would result in a limitation of the net operating loss carry forward under applicable tax laws; (12) the failure of the marketplace to embrace CPM or BI services; and/or (13) the failure to obtain remaining predecessor entity tax records that are not in our control and/or successfully resolve remaining outstanding IRS matters relating to our former staffing businesses. In evaluating these statements, you should specifically consider various factors described above as well as the risks outlined under
Item I "Business - Factors Affecting Finances, Business Prospects and Stock Volatility" in our 2004 Annual Report on Form 10-K filed with the SEC on March 29, 2005. These factors may cause our actual results to differ materially from those contemplated, projected, anticipated, planned or budgeted in any such forward-looking statements.

     Although we believe that the expectations in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, growth, earnings per share or achievements. However, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. We are under no duty to update any of the forward-looking statements after the date of this Press Release to conform such statements to actual results.

SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: February 22, 2006

                                    EDGEWATER TECHNOLOGY, INC.

                                    By: /s/ Kevin R. Rhodes
                                        ----------------------------------------
                                    Name: Kevin R. Rhodes
                                    Title: Chief Financial Officer
                                    (Principal Financial and Accounting Officer)